UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANANGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-03931

CLIPPER FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Address of principal executive offices)

Thomas D. Tays

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85706

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2006

Date of reporting period: December 31, 2006

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Table of Contents

Shareholder Letter	2

Management's Discussion and Analysis	9

Fund Performance and Supplementary Information	11

Schedule of Investments	15

Statement of Assets and Liabilities	17

Statement of Operations	18

Statements of Changes in Net Assets	19

Notes to Financial Statements	20

Financial Highlights	26

Report of Independent Registered Public Accounting Firm	27

Fund Information	28

Directors and Officers	29

Cautionary Statement

Davis Advisors is committed to communicating with our investment partners as candidly as possible because we believe our investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the investment prospects of our portfolio holdings include “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our appraisals and we have confidence in our opinions, actual results may differ materially from those we anticipate. These opinions are current as of the date of this report but are subject to change. The information provided in this report should not be considered a recommendation to buy, sell, or hold any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or of the Fund. We cannot assure future results and achievements. You should not place undue reliance on forward looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. This material must be preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of investment objectives, risks, fees, and expenses. Current performance may be lower or higher than the performance quoted herein. You may obtain a current copy of the prospectus or more current performance information by calling shareholder services at 1-800-432-2504, or on Clipper Fund’s website (www.clipperfund.com).

Dear Fellow Shareholders,

The chart below summarizes the returns for Clipper Fund compared to the S&P 500® Index against which my partner Ken Charles Feinberg and I judge ourselves. In reviewing these results, please bear in mind that as Ken and I have only been managing Clipper for one year we cannot take credit for the Fund’s results in longer periods, although we draw the outstanding 10-year returns to your attention. As for our one-year results, it is a mixed report. The Fund generated an absolute return of 15.3%, which we would deem very satisfactory, but slightly trailed the 15.8% return of the Index. While we believe short-term results signify little, such a view always sounds more credible when short-term results are leading, rather than trailing, the benchmark. Nevertheless, if we are successful in achieving our long-term goal, there will also be times when our short-term results compare very favorably—and I assure you that when those times come we will give the same disclaimer.

	Annualized Total Returns as of December 31, 2006*
	1 Year	3 Years	5 Year	10 Year	Inception (2/29/84)
Clipper Fund	15.27%	6.78%	6.54%	12.22%	14.76%
S&P 500® Index	15.79%	10.45%	6.19%	8.42%	12.94%

The performance presented represents past performance and is not a guarantee of future results. Total return assumes reinvestment of dividends and capital gain distributions. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than their original cost. The total annual operating expense ratio for Clipper Fund shares as of December 31, 2006 was 0.70%. The total annual operating expense ratio may vary in future years. Current performance may be higher or lower than the performance quoted. For most recent month-end returns, visit clipperfund.com or call 800-432-2504. Clipper Fund was managed from inception, February 29, 1984, until January 1, 2006 by another Adviser. Davis Selected Advisers, L.P. took over management of the Fund on January 1, 2006.

*Returns are annualized for periods of more than one year.

Transition Update

Although the portfolio transition is largely complete, we still receive telephone calls and letters from shareholders with questions about our firm and about changes in the portfolio. Just as Ken and I expect to have our questions answered when considering investments we make for Clipper, we feel it is our responsibility to provide you with the information we would want if our roles were reversed.

We will keep you informed in three ways. First, in our financial statements, we will provide detailed information about Clipper’s holdings, expenses, accounting policies and major risk factors. Second, in our semiannual commentaries, we will do our best to address questions that shareholders have written to us, provide you with more perspective about our investment approach, rationale and outlook, as well as our mistakes and successes. Third, we will continue Clipper’s long tradition of meeting with investors each year in Los Angeles. This year’s gathering will be held at the Peninsula Hotel in Beverly Hills on March 15 beginning at 9:30 am. The format of this meeting will be informal with time spent primarily answering questions shareholders raise.

Not a part of Annual report to Fund Shareholders

Shareholder Questions

One of the questions Clipper shareholders most frequently ask concerns the similarities and differences between the way our firm manages Clipper and the way we manage other funds, particularly Selected American Shares.

Starting with the similarities, in all the equity funds for which our firm has responsibility, we select companies based on their specific merits rather than on macroeconomic considerations. In evaluating an investment, we look for divergence between our assessment of a company’s intrinsic value and its current market price. Because we recognize stocks as ownership interests in businesses, we study potential investments from two different but related aspects: which businesses we would like to own (company research) and how much we should pay (security valuation). More specifically, when investigating a business, we study its returns, competitive advantages and management quality. When valuing a business, we focus on determining its true enterprise value (including debt, equity and other assets and liabilities marked to market, as best we can determine), its owner earnings (the amount of cash that could be withdrawn each year after reinvesting enough to remain competitive), and its return on incremental reinvested capital. One final similarity of note is that our family and colleagues are large investors in both Clipper and Selected American Shares, believing that portfolio managers should eat their own cooking.

As for differences, Clipper is a nondiversified or concentrated fund whereas Selected American Shares is a diversified fund. As a result, Clipper will own on average only 15-25 companies as opposed to Selected American Shares, which currently owns upwards of 80 companies. Such a focused approach means that Clipper’s short-term results are likely to be more volatile than a more diversified alternative. On the other hand, as Mae West said (and Warren Buffett famously quotes), “Too much of a good thing can be wonderful.” This is because a focused fund allows us to concentrate our investments in what we believe to be our best ideas. If we prove successful in knowing which potential investments are likely to produce the highest returns (and this is no sure thing) then a concentrated approach should produce higher returns over the long term as an offset to somewhat higher volatility. Finally, as a much smaller fund, Clipper has the flexibility to own relatively larger positions in smaller companies.

Portfolio Thoughts

As mentioned above, when we buy a company for Clipper, we do so on the basis of what is often called bottom-up, as opposed to top-down, research. This means we do fundamental research and analysis on each individual company we consider, with the goal of arriving at an estimated range of each company’s intrinsic value and investing only when we believe that the company’s stock price is below the low end of this range.

Nevertheless, in studying individual companies on a case-by-case basis, more general investment themes sometimes emerge. Such themes then inform our thinking and often lead us to look for more opportunities in a given sector. For example, in the late 1990s, we began studying energy companies, most of whose shares had underperformed the market for years and, in some cases, decades. Unlike companies such as ConocoPhillips, which we have since purchased for Clipper, most energy companies we studied were having great difficulty replacing reserves at an attractive cost. Many were reducing their exploration budgets because they believed the conventional wisdom that low energy prices were here to stay. At the same time, we noted that demand for energy was rising in the United States as American consumers and businesses had grown so accustomed to cheap energy that conservation was less relevant and people were lining up to buy SUVs and Hummers. Globally, we saw that Asia’s enormous growth as a manufacturing center was driving up the demand for oil to satisfy the needs of both growing industries and a burgeoning middle class. Putting these observations together, we developed a top-down theme that energy prices in the

Not a part of Annual report to Fund Shareholders

coming decades were likely to be much higher than in the past.

These factors combined with the higher risk premiums resulting from 9/11 and the subsequent invasions of Afghanistan and Iraq drove an increase in oil prices from a low of $12 per barrel in the late 1990s to almost $80 per barrel last summer. Virtually all energy-related stocks soared, including ConocoPhillips, which more than doubled from late 2000 to today. Despite this run-up, we initiated a position early last year. Since then, the price of oil has fallen 30% and now trades below $55. With oil prices down almost 30%, it is worth asking if we were mistaken buying this position last year. While new information could always change our view, our work indicates that, at the time of this writing and under a range of reasonable expectations for energy prices, ConocoPhillips and a few other companies that we study remain attractively valued. In other words, it is our view that their share prices, even at their peaks, were incorporating the expectation that oil prices would decline substantially, perhaps to the low fifties. The theory that lower prices were already discounted in ConocoPhillips’ share price in part explains the fact that, despite a 30% decline in the oil price, the company’s stock is roughly flat with our purchase price. This example is a useful reminder that investors must not just spend time trying to predict what will happen, but also trying to determine what is already discounted.

One additional complicating factor is that while higher energy prices may drive up energy stocks in the near term, in most cases the intrinsic value of these companies will be determined more by the capital allocation decisions of their managements than by the price of oil. While it is true that high oil prices produce higher operating cash flow, this only means that management has more cash available to reinvest. If management reinvests this money at low rates of return (as many oil companies have done for decades), then shareholder value has not increased, despite the high prices. As a result, monitoring a management team’s record and outlook for disciplined capital allocation is a critical component of our investment work in this sector and a central theme in our communication with the management team of ConocoPhillips.

A second theme that has emerged from our bottom-up work on individual companies can best be described by analogy. In the bond market, investors often speak of “quality spreads.” This phrase refers to the difference in yield between high-quality AAA bonds and low-quality junk or, more flatteringly, high-yield bonds. When these spreads are wide, investors are paying up for high-quality bonds while demanding higher yields for taking on the greater risk of low-quality bonds. Conversely, when quality spreads are narrow, as they are today, investors do not have to pay up for quality relative to riskier alternatives. In such an environment, short-term and inexperienced investors tend to trade down into lower quality to try to pick up a little extra yield. Experienced, long-term investors generally upgrade quality, recognizing that they give up very little yield while greatly reducing risk.

By analogy, Ken and I would characterize today’s stock market as having unusually narrow quality spreads. In this environment, some of the highest quality companies that we know—companies with strong balance sheets, global leadership, durable brands and relatively reliable growth prospects—are trading at virtually no premium to second-tier alternatives.

Today’s environment of homogenous valuations is almost the mirror image of the late 1990s when the largest and best-regarded companies traded at big premiums to the market. In that “nifty-fifty” world, there was almost no price too high to pay for the biggest and best-regarded companies. For example, in 1999 the largest 50 companies in the S&P 500 traded at a 168% premium to the next 450 companies. At the beginning of last year, the top 50 companies traded at a 5% discount to the next 450. Because investors tend to buy what has already gone up and sell what has not done well, it is not surprising that investors have been fleeing from funds that invest in such large-cap, growing companies and buying funds (including hedge funds) that focus on the small and mid-sized companies that have soared in the last five years. While such a trend can continue for a long time, it is only a question of when, not if, it will reverse. With this idea

Not a part of Annual report to Fund Shareholders

in mind, Clipper has built positions in companies like American Express, Wal-Mart, Harley-Davidson, Microsoft and News Corp. without paying premium prices.

While some investors may be startled to see such growth companies in what is often labeled a value fund, they are making a mistake in thinking of growth and value as two different approaches to investing. Growth is simply a component of value. Companies that grow profitably are more valuable than companies that don’t. As a result, to the extent that investors are overweighting one component of the equation, there are often opportunities. In the late 1990s, the market overweighted the growth side and underweighted the value side. In recent years, the market seems to be doing the opposite.

While stocks in these companies and a number of other high quality growth companies still look attractive to us, we would note that beginning just about the time that energy began to come down, the growth indexes began to stir. While too early to say for certain, this last six months may mark a beginning of a return to more normal quality spreads.

Mistakes and Lessons

Before we discuss our mistakes, please remember that we do not label an investment as a mistake simply because it trades below our purchase price. In fact, given the nature of market volatility, it is probable that every company we buy will trade below our purchase price at some point. Rather, we identify an investment as a mistake when our work indicates a significant reduction in our assessment of a company’s intrinsic value. Bearing in mind my comments about time horizon at the beginning of this report, it may still be too early to label any of the specific decisions we have made over the past 12 months as mistakes yet, although our investment in Sprint Nextel is doing a pretty good impression of one. Although we have not yet significantly reduced our estimate of Sprint Nextel’s intrinsic value, we have been disappointed by the company’s poor execution.

While the type of mistake described above is important, our costliest mistake in 2006 does not show up in our reports because it was a mistake of omission. Specifically, I (while Ken and I are a team, this mistake was mine) missed the opportunity to buy a significant position in Hewlett-Packard, a company we have followed for many years, when it became clear that its new CEO Mark Hurd was so capable. Although many do not consider the cost of such mistakes of omission, I am quite sure that missing the chance to build a large holding in this world-class company with its great new leader at a bargain price was a blunder.

Market Environment

An old Chinese curse says, “May you get what you wish for.” In the area of corporate governance, some version of this curse now seems to be playing itself out. A number of years ago, we echoed Jack Bogle’s concerns, subsequently outlined in his excellent book The Battle for the Soul of Capitalism, about the rise of “managers’ capitalism” in which corporate executives place their interests above those of their shareholders. Ballooning compensation, antitakeover provisions, aggressive accounting and so-called golden parachutes that generate huge payouts for CEOs in the event of a merger were evidence that compliant boards, docile accountants, poorly enforced regulations and passive institutional owners were failing to counterbalance managements’ self-interest. It was our wish that these factors would reverse and that companies would become more responsive to their shareholders.

Since then, we have seen more active boards of directors, stricter accountants, tough new securities regulations (Sarbanes-Oxley) and, most importantly, the rise of activist investors particularly in the form of hedge funds and private equity firms. Many of these developments had welcome effects in the beginning.

Not a part of Annual report to Fund Shareholders

But like many things, the pendulum swung through center and now, as we look at the unintended consequences of each of these developments, the wisdom of the Chinese curse is becoming apparent.

Starting with corporate boards, more active directors have simply made many companies more risk averse. Because successful corporate leadership involves periodically moving against conventional wisdom, a board fearful of criticism may inhibit rather than enhance progress. Similarly, while accountants in the time of Enron had clearly become too lax, the relationship between many corporations and their auditors has now become almost adversarial, inhibiting the prompt resolution of the legitimate differences of opinion inevitable in GAAP accounting. As for more regulation, a great deal has been written about the costs of Sarbanes-Oxley to which I can add little except to say that a checklist approach will seldom catch fraud. Furthermore, because these regulations have increased director liability and the amount of time directors must spend on compliance rather than business matters, the pool of successful executives willing to serve as corporate directors is shrinking dramatically. Directors who have “something to lose” are being advised not to serve and instead are being replaced by directors with little business experience, for whom the annual fee may be a significant consideration. The long-term effects of this self-selection are unlikely to be good for our shareholders. Finally, the rise of activist investors in the form of hedge funds has had some strange consequences that we did not foresee and to which we now turn.

As very long-term investors, we want corporate managements to make the appropriate investment decisions for the long-term health of their businesses. Conversely, many, but by no means all, hedge funds are judged by their clients on a very short-term basis. For such funds, a year or two of relatively poor results can be fatal as impatient clients would head for the exits. Most studies indicate that 10%-20% of hedge funds go out of business each year. Consequently, many hedge funds have an incentive to drive companies to take steps that will improve short-term results even at the cost of harming a business’s long-term prospects. Such steps may include cutting back advertising, reducing capital spending, eliminating research and development programs, ousting executives, increasing leverage and a host of financial gimmicks, such as rushing to sell divisions at bargain prices to “simplify the story.” In addition to such tactics, short-term investors may also seek to put a company into play by encouraging its sale. Here, the problem is that these funds’ primary concern is that the sale occur at a price higher than where the stock is trading, rather than at a price that is higher than the company’s intrinsic value.

To make matters worse, in many cases corporate managements have a conflict that may inhibit their even seeking the highest possible price. Recently, this conflict has taken two forms. The first, mentioned above, arises when the CEO stands to receive an enormous payout (a so-called golden parachute) in the event of a change in control no matter what the price. The second conflict arises when management participates in the buying group. In these transactions, known as management buyouts, the conflicts are simply staggering. How can shareholders get the best price when they are selling to knowledgeable insiders?

In today’s world, the majority of these transactions are led by private equity firms. These firms have raised hundreds of billions of dollars over the past several years that must be invested before they can raise more. Like the activist hedge funds described above, the growth of these firms has had two unanticipated negative consequences for stock investors. First, these firms are often able to snap up public companies that have suffered short-term setbacks at prices well below intrinsic value. Second, as corporate managers increasingly view public ownership as a burden because of pay disclosure, Sarbanes-Oxley compliance, public scrutiny, and personal liability, not to mention dealing with short-term activist shareholders, private equity firms have become talent magnets, luring great managers out of the public markets. As an aside, the combination of significantly larger pools of capital, high fees, more competition and leverage make it unlikely the future returns of these funds will be as good as the records being used to attract all of the new clients.

Not a part of Annual report to Fund Shareholders

Before ending this section on an overly pessimistic note, it is important to mention that many things have improved substantially over the past several years, particularly as a result of the jailing of a number of high-profile wrongdoers. Greater scrutiny of executive pay, humiliation of the worst offenders and, hopefully, the rightful lionizing of the best exemplars, such as Warren Buffett and Charlie Munger at Berkshire Hathaway, have had beneficial effects. Nevertheless, it is discouraging to note that many of the worst practices have simply been reconstituted with a dollop of hypocrisy ladled on top. As a result, we will continue to do our best to actively represent the long-term interests of our shareholders in voting proxies, meeting with managements and, in some cases, corresponding with directors and other shareholders to effect changes. Please remember that in voting proxies, we treat each company on a case by case basis and view management’s record of serving shareholders’ interests as a more important consideration than any particular governance checklist.

Concluding Thoughts

The approach to proxy voting described above is a useful reminder that one of the most important parts of our investment process is the subjective evaluation of management. While many successful investors rely solely on financial metrics, we will always try our best to qualitatively assess management culture and character before investing. During this process, we will review compensation, incentives, shareholder communication, boards of directors, even choices regarding accounting policies. In reaching our conclusions, we are aware that we have and will make mistakes. Nevertheless, over the years the majority of the companies we own have been run by executives whom we are proud to have as partners, an important fact to bear in mind at a time when CEOs are routinely vilified in the media.

Finally, Ken and I are lucky to work with a research team made up of talented, committed and decent individuals. Beyond this team, the entire staff of Davis Advisors, from those answering the phones to those preparing your financial reports, never forgets the responsibility with which you have entrusted us. We will continue to do our best to earn this trust in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth Charles Feinberg
President & Portfolio Manager	Portfolio Manager

February 2, 2007

Not a part of Annual report to Fund Shareholders

This material is authorized for use by existing shareholders. A current Clipper Fund prospectus must accompany or precede this piece if it is distributed to prospective shareholders. You should carefully consider the Fund’s investment objectives, risks, fees, and expenses before investing. Read the prospectus carefully before you invest or send money. This is not a solicitation for Selected American Shares, which is sold under a separate prospectus.

Clipper Fund’s investment objective is long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. Clipper Fund invests primarily in common stock of large companies with market capitalizations of at least $5 billion or more at the time of purchase. Some important risks of an investment in Clipper Fund are: non-diversification: concentrating a fund’s portfolio in a select limited number of securities can increase the volatility of the portfolio; market risk: the market value of shares of common stock can change rapidly and unpredictably; company risk: the market value of a common stock varies with the success or failure of the company issuing the stock; industry risk: investing a significant portion of assets in one sector may cause a fund to be more volatile; and foreign country risk: companies operating, incorporated, or principally traded in foreign countries may have more fluctuation as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States. As of December 31, 2006, Clipper Fund did not own any foreign securities. See the prospectus for a complete listing of the principal risks.

A copy of Davis Advisors Proxy Voting Policies and Procedures can be obtained by visiting clipperfund.com or calling Shareholder Services at 800-432-2504.

The views expressed by the Davis Advisors investment professionals in this report are subject to change, and some of the stocks discussed may no longer be owned. As of December 31, 2006, Clipper Fund had invested the following percentages of its assets in the companies listed: American Express, 8.8%; Harley Davidson, 5.9%; Berkshire Hathaway, 4.4%; ConocoPhillips, 8.8%; News Corp., 3.4%; Microsoft, 4.8%; Sprint Nextel, 0.8%; Wal-Mart, 6.1%.

Clipper Fund has adopted a Portfolio Holdings Disclosure policy that governs the release of non-public portfolio holding information. This policy is described in detail in the prospectus. Visit clipperfund.com or call 800-432-2504 for the most current public portfolio holdings information.

The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the S&P 500® Index.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

12/06 Davis Distributors, LLC, 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, 800-432-2504, clipperfund.com.

Not a part of Annual report to Fund Shareholders

Management’s Discussion and Analysis

Market Environment

During the year ended December 31, 2006, the stock market, as measured by the Standard & Poor’s 500® Index1, increased by 15.79%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 2.0% and 5.6% over the four calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year just below 4.6%.

Clipper Fund

Performance Overview

Clipper Fund returned 15.27% for the year ended December 31, 20062, compared to its benchmark, the Standard & Poor’s 500® Index1, which returned 15.79%.

Diversified financial companies were the most important contributors3 to the Fund’s performance. The Fund benefited from its substantial investment in this sector, which out-performed the S&P 500® Index. American Express4, Ameriprise Financial, Merrill Lynch, and JPMorgan Chase were among the top contributors to performance. Mellon Financial was among the top detractors from performance.

Consumer discretionary companies also made important contributions to performance. The Fund benefited from careful stock selection in this sector as the Fund’s consumer discretionary companies out-performed the Index. Harley-Davidson was among the top contributors to performance, while Time Warner was among the top detractors from performance. The Fund no longer owns Time Warner.

The Fund’s largest investment was in consumer staple companies. While consumer staple companies made a positive contribution to performance, they under-performed the Index. Altria and Procter & Gamble were among the top contributors to performance. Kroger was among the top detractors from performance. The Fund no longer owns Kroger.

The Fund’s investments in telecommunication service and insurance companies also contributed to the Fund under-performing the Index. Telecommunication service companies were the strongest performing sector of the Index, but the telecommunication service companies owned by the Fund detracted from the Fund’s performance. While insurance companies made positive contributions to the Fund’s performance, they also under-performed the Index. Berkshire Hathaway, an insurance company, was among the top contributors to performance. Sprint Nextel and Embarq, two telecommunication service companies, and Marsh & McLennan, an insurance company, were among the top detractors from performance. The Fund no longer owns Embarq and Marsh & McLennan.

Other companies that contributed to performance were ConocoPhillips, an energy company, and Tyco, an industrial company. Other companies that detracted from performance were HCA and Tenet Healthcare, two health care companies. The Fund no longer owns HCA and Tenet Healthcare.

Management’s Discussion and Analysis - (Continued)

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Clipper Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Clipper Fund’s investment objective is to seek long-term capital growth and capital preservation. There can be no assurance that the Fund will achieve its objective. The primary risks of an investment in Clipper Fund are: (1) market risk, (2) company risk, (3) non-diversification risk, (4) non-equity risk, (5) fixed income risk, (6) industry risk (7) foreign country risk, and (8) headline risk. See the prospectus for a full description of each risk.

1       The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

2          Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor’s shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ended December 31, 2006.

				Fund
	1-Year	5-Year	10-Year	Inception
				(02/29/84)
Clipper Fund	15.27%	6.54%	12.22%	14.76%
Standard & Poor’s 500® Index	15.79%	6.19%	8.42%	12.94%

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Clipper Fund Shareholder Services at 1-800-432-2504.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund from inception through December 31, 2005.

3          A company’s or sector’s contribution to the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

4       This Management Discussion & Analysis discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

Shares of the Clipper Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including possible loss of the principal amount invested.

Fund Overview

December 31, 2006

Portfolio Composition		Sector Weightings
(% of Fund’s Net Assets)		(% of Stock Holdings)

			Fund	S&P 500®
Common Stock	99.96%	Diversified Financials	23.35%	10.50%
Other Assets & Liabilities	0.04%	Insurance	13.84%	4.86%
	100.00%	Food & Staples Retailing	13.16%	2.18%
		Capital Goods	9.74%	8.59%
		Energy	8.84%	9.94%
		Food, Beverage & Tobacco	6.53%	4.72%
		Automobiles & Components	5.90%	0.55%
		Household & Personal Products	5.52%	2.34%
		Technology	4.78%	15.11%
		Media	3.40%	3.72%
		Banks	2.40%	5.65%
		Health Care	1.74%	12.01%
		Telecommunication Services	0.80%	3.51%
		Other	–	16.32%
			100.00%	100.00%

Top 10 Holdings

		% of Fund’s
Security	Industry	Net Assets
Tyco International Ltd.	Capital Goods	9.74%
American International Group, Inc.	Multi-Line Insurance	9.42%
ConocoPhillips	Energy	8.84%
American Express Co.	Consumer Finance	8.76%
CostcoWholesale Corp.	Food & Staples Retailing	7.02%
Altria Group, Inc.	Food, Beverage & Tobacco	6.45%
Wal-Mart Stores, Inc.	Food & Staples Retailing	6.13%
Harley-Davidson, Inc.	Automobiles & Components	5.89%
Procter & Gamble Co.	Household & Personal Products	5.52%
Ameriprise Financial, Inc.	Capital Markets	5.19%

Fund Activity

December 31, 2006

New Positions Added (01/01/06 - 12/31/06)

(Highlighted positions are those greater than 5.00% of 12/31/06 total net assets)

			% of 12/31/06
		Date of 1st	Fund
Security	Industry	Purchase	Net Assets
American International Group, Inc.	Multi-Line Insurance	01/03/06	9.42%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	01/04/06	4.41%
ConocoPhillips	Energy	01/17/06	8.84%
Costco Wholesale Corp.	Food & Staples Retailing	01/04/06	7.02%
Golden West Financial Corp.	Thrift & Mortgage Finance	01/03/06	–
Harley-Davidson, Inc.	Automobiles & Components	01/23/06	5.89%
JPMorgan Chase & Co.	Diversified Financial Services	01/03/06	3.58%
Mellon Financial Corp.	Capital Markets	12/07/06	1.43%
News Corp., Class A	Media	04/03/06	3.40%
Procter & Gamble Co.	Household & Personal Products	04/20/06	5.52%
Sprint Nextel Corp.	Telecommunication Services	03/16/06	0.80%

Positions Closed (01/01/06 - 12/31/06)

(Gains and losses greater than $25,000,000 are highlighted)

		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
El Paso Corp.	Energy	01/19/06	$71,154,159
Electronic Data Systems	Software & Services	01/19/06	104,809,657
Embarq Corp.	Telecommunication Services	06/14/06	(936,528)
Fannie Mae	Thrift & Mortgage Finance	01/05/06	(41,002,380)
Freddie Mac	Thrift & Mortgage Finance	01/27/06	78,786,577
Golden West Financial Corp.	Thrift & Mortgage Finance	10/02/06	14,394,554
HCA, Inc.	Health Care Equipment & Services	09/19/06	28,026,552
Kraft Foods Inc.	Food, Beverage & Tobacco	01/12/06	(4,223,407)
Kroger Co.	Food & Staples Retailing	01/19/06	7,130,188
Marsh & McLennan Cos, Inc.	Insurance Brokers	06/29/06	11,789,607
Old Republic International Corp.	Property & Casualty Insurance	05/18/06	21,323,961
Pfizer Inc.	Pharmaceutical, Biotechnology &
	Life Sciences	01/11/06	(14,071,472)
Pitney Bowes Inc.	Commercial Services & Supplies	05/03/06	11,941,689
Safeway Inc.	Food & Staples Retailing	01/06/06	4,218,317
Tenet Healthcare Corp.	Health Care Equipment & Services	02/16/06	(41,964,541)
Time Warner Inc.	Media	04/27/06	22,942,362
Wyeth	Pharmaceutical, Biotechnology &
	Life Sciences	03/14/06	33,351,372

Fund Performance

December 31, 2006

Average Annual Total Return		Expense Example
for the periods ended			Beginning	Ending	Expenses Paid
December 31, 2006			Account Value	Account Value	During Period*
			(07/01/06)	(12/31/06)	(07/01/06-12/31/06)
One-Year	15.27%	Actual	$1,000.00	$1,137.61	$3.34
Five-Year	6.54%	Hypothetical (5% return
Ten-Year	12.22%	before expenses)	$1,000.00	$1,022.08	$3.16

*Expenses are equal to the Fund’s annualized net expense ratio (0.62%) (gross 0.70%), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). See Notes to Performance on page 14 for a description of the “Expense Example”.

$10,000 invested over ten years. Let’s say you invested $10,000 in Clipper Fund on December 31, 1996. As the chart below shows, by December 31, 2006 the value of your investment would have grown to $31,689 – a 216.89% increase on your initial investment. For comparison, look at how the Standard & Poor’s 500® Stock Index did over the same period. With dividends reinvested, the same $10,000 invested would have grown to $22,445 – a 124.45% increase.

The Standard & Poor’s 500® Stock Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

The performance data for Clipper Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Davis Selected Advisers, L.P. began serving as investment adviser to Clipper Fund on January 1, 2006. A different investment adviser managed the Fund until December 31, 2005.

Notes to Performance

The following disclosure provides important information regarding the Fund’s Expense Example, which appears in the Fund’s Performance section of this Annual Report. Please refer to this information when reviewing the Expense Example for the Fund.

Example

As a shareholder of the Fund, you incur ongoing costs only, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is from 07/01/06 to 12/31/06. Please note that the Expense Example is general and does not reflect certain account specific costs, which may increase your total costs of investing in the fund. If these account specific costs were included in the Expense Example, the expenses would have been higher.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Schedule of Investments

December 31, 2006

		Value
Shares	Security	(Note 1)
COMMON STOCK – (99.96%)

AUTOMOBILES & COMPONENTS – (5.89%)
2,867,000	Harley-Davidson, Inc.	$202,037,490
CAPITAL GOODS – (9.74%)
10,985,000	Tyco International Ltd.	333,944,000
CAPITAL MARKETS – (11.01%)
3,267,640	Ameriprise Financial, Inc.	178,086,380
1,162,000	Mellon Financial Corp.	48,978,300
1,614,000	Merrill Lynch & Co., Inc.	150,263,400
		377,328,080
COMMERCIAL BANKS – (2.40%)
1,442,040	Wachovia Corp.	82,124,178
CONSUMER FINANCE – (8.76%)
4,947,500	American Express Co.	300,164,825
DIVERSIFIED FINANCIAL SERVICES – (3.58%)
2,541,600	JPMorgan Chase & Co.	122,759,280
ENERGY – (8.84%)
4,211,500	ConocoPhillips	303,017,425
FOOD & STAPLES RETAILING – (13.15%)
4,554,100	Costco Wholesale Corp.	240,638,644
4,552,900	Wal-Mart Stores, Inc.	210,252,922
		450,891,566
FOOD, BEVERAGE & TOBACCO – (6.52%)
2,576,400	Altria Group, Inc.	221,106,648
53,200	Coca-Cola Co.	2,566,900
		223,673,548
HOUSEHOLD & PERSONAL PRODUCTS – (5.52%)
2,945,500	Procter & Gamble Co.	189,307,285
MEDIA – (3.40%)
5,421,000	News Corp., Class A	116,443,080
MULTI-LINE INSURANCE – (9.42%)
4,508,600	American International Group, Inc.	323,086,276
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES – (1.74%)
901,500	Johnson & Johnson	59,517,030
PROPERTY & CASUALTY INSURANCE – (4.41%)
1,375	Berkshire Hathaway Inc., Class A*	151,236,250
SOFTWARE & SERVICES – (4.78%)
5,489,400	Microsoft Corp.	163,858,590
TELECOMMUNICATION SERVICES – (0.80%)
1,457,000	Sprint Nextel Corp.	27,522,730

	Total Common Stock – (identified cost $2,630,151,126)	3,426,911,633

Schedule of Investments - (Continued)

December 31, 2006

Total Investments – (99.96%) – (identified cost $2,630,151,126) – (a)	$3,426,911,633
Other Assets Less Liabilities– (0.04%)	1,489,391
Total Net Assets – (100.00%)	$3,428,401,024

* Non-Income Producing Security.

(a) Aggregate cost for Federal Income Tax purposes is $2,632,164,890. At December 31, 2006, unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

Unrealized appreciation	$800,255,114
Unrealized depreciation	(5,508,371)
Net unrealized appreciation	$794,746,743

See Notes to Financial Statements

Statement of Assets & Liabilities

December 31, 2006

Assets:
Investments in securities, at value (see accompanying Schedule of
Investments) (identified cost $2,630,151,126)	$3,426,911,633
Receivables:
Capital stock sold	7,601,556
Dividends and interest	4,076,814
Investment securities sold	3,644,490
Prepaid expenses	114,069
Total assets	3,442,348,562

Liabilities:
Cash overdraft	4,855,389
Payables:
Capital stock redeemed	6,857,802
Accrued expenses	733,902
Accrued management fees	1,500,445
Total liabilities	13,947,538

Net Assets	$3,428,401,024

Shares Outstanding (Note 4)	37,272,103

Net Asset Value, offering, and redemption price per share
(Net Assets ¸ Shares Outstanding)	$91.98

Net Assets Consist Of:
Paid-in capital	2,633,605,404
Undistributed net investment income	48,877
Accumulated net realized losses from investments	(2,013,764)
Net unrealized appreciation on investments	796,760,507
Net Assets	$3,428,401,024

See Notes to Financial Statements

Statement of Operations

Year ended December 31, 2006

Investment Income:
Income:
Dividends		$51,944,902
Interest		7,272,693
Total income		59,217,595

Expenses:
Management fees (Note 2)	$19,441,170
Custodian fees	286,150
Transfer agent fees	3,109,776
Audit fees	50,640
Legal fees	59,673
Reports to shareholders	390,000
Directors’ fees and expenses	111,103
Registration and filing fees	73,501
Investment Company Institute dues	30,684
Insurance fees	126,083
Miscellaneous	9,937
Total expenses		23,688,717
Expenses paid indirectly (Note 5)		(14,621)
Waiver of expenses by adviser (Note 2)		(2,412,309)
Net expenses		21,261,787
Net investment income		37,955,808

Realized and Unrealized Gain on Investments:
Net realized gain on investments		313,019,294
Net increase in unrealized appreciation		122,897,700
Net realized and unrealized gain on investments		435,916,994

Net increase in net assets resulting from operations		$473,872,802

See Notes to Financial Statements

Statements of Changes in Net Assets

	Year ended December 31,
	2006	2005
Operations:
Net investment income	$37,955,808	$60,446,926
Net realized gain (loss) from investments	313,019,294	(18,753,855)
Net increase (decrease) in unrealized appreciation
of investments	122,897,700	(117,414,551)
Net increase (decrease) in net assets resulting
from operations	473,872,802	(75,721,480)

Dividends and Distributions to Shareholders from:
Net investment income	(39,063,963)	(59,960,210)
Net realized gain on investments	(296,319,533)	–

Capital Stock Transactions (Note 4):	(716,037,272)	(3,066,499,592)

Total decrease in net assets	(577,547,966)	(3,202,181,282)

Net Assets:
Beginning of year	4,005,948,990	7,208,130,272

End of year*	$3,428,401,024	$4,005,948,990

* Includes undistributed net investment income of	$48,877	$1,197,362

See Notes to Financial Statements

Notes to Financial Statements

December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Clipper Fund, Inc. (the “Fund”, a California corporation) is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified open-end management investment company. The Fund’s investment objective is long-term capital growth and capital preservation. From the Fund’s inception through December 31, 2005, Pacific Financial Research, Inc. (“PFR”) served as investment adviser to the Fund. Effective January 1, 2006, Davis Selected Advisers, L.P. (the “Adviser”) assumed management of the Fund. The Adviser seeks to invest the Fund’s assets primarily in common stocks of large companies (generally, companies with market capitalizations of $5 billion or more at the time of initial purchase) that are trading at prices below the Adviser’s estimate of their intrinsic values. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.    VALUATION OF SECURITIES - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the closing bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Adviser identifies as a significant event occurring before the Fund’s assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B.     MASTER REPURCHASE AGREEMENTS - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements, until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

C.    CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Notes to Financial Statements – (Continued)

December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

D.    FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

E.     FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for Federal Income or Excise Tax is required. During the year ended December 31, 2006, the Fund utilized $7,973,219 of capital loss carryforward from the prior year. At December 31, 2006, the Fund had no capital loss carryforwards available to offset future gains.

F.     USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

G.    INDEMNIFICATION - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

H.    SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Notes to Financial Statements – (Continued)

December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

I.      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) of investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and net operating losses. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2006, amounts have been reclassified to reflect a decrease in undistributed net investment income of $40,330 and a corresponding decrease in accumulated net realized loss.

The tax character of distributions paid during the years ended December 31, 2006 and 2005, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2006	$39,104,293	$296,279,203	$335,383,496
2005	59,960,210	–	59,960,210

As of December 31, 2006 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Total
Undistributed net investment income	$48,877
Net unrealized appreciation on investments	794,746,743
Total	$794,795,620

J.     CHANGE IN INDEPENDENT ACCOUNTANTS (unaudited) - On March 23, 2006, PricewaterhouseCoopers, LLP (“PWC”) resigned as the Fund’s independent auditors for the fiscal year ended December 31, 2006. PWC’s audit reports for the Fund’s financial statements for the fiscal years ended December 31, 2005 and December 31, 2004 contained no adverse opinion or disclaimer of opinion, nor were their reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund’s fiscal years ended December 31, 2005 and December 31, 2004, (i) there were no disagreements between the Fund and PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the financial statements for such years, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Notes to Financial Statements – (Continued)

December 31, 2006

NOTE 1 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

J.	CHANGE IN INDEPENDENT ACCOUNTANTS (unaudited) - (Continued)

On March 23, 2006 the Audit Committee and the Board of Directors appointed KPMG LLP (“KPMG”) as the Fund’s independent auditors for the fiscal year ended December 31, 2006. During the Fund’s fiscal years ended December 31, 2005 and December 31, 2004 neither the Fund nor anyone on its behalf consulted KPMG on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund’s financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as defined in paragraph (a)(1)(v) of said Item 304).

K.    NEW ACCOUNTING PRONOUNCEMENT – In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. The Fund is required to record any change in NAV related to the implementation of FIN 48 no later than the last business day of the semi-annual reporting period, and the effects of FIN 48 would be reflected in the Fund’s Semi-Annual Report. The Fund does not believe the impact from adopting FIN 48 will materially impact the financial statement amounts.

In September 2006, FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal periods. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

NOTE 2 — INVESTMENT ADVISORY FEES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.65% of the average net assets for the first $500 million, 0.60% on the next $500 million, 0.55% on the next $2 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets greater than $10 billion. For calendar year 2006, the Adviser has agreed to voluntarily waive all management fees in excess of 0.50%. The reduction in advisory fee amounted to $2,412,309 for the year ended December 31, 2006.

Notes to Financial Statements – (Continued)

December 31, 2006

NOTE 2 — INVESTMENT ADVISORY FEES - (Continued)

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services for the year ended December 31, 2006, amounted to $57,068. State Street Bank & Trust Co. (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund’s custodian. Certain officers of the Fund are also officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2006 were $2,063,365,849 and $2,401,851,678, respectively.

NOTE 4 - CAPITAL STOCK

At December 31, 2006, there were 200,000,000 shares of capital stock (no par value) authorized. Transactions in capital stock were as follows:

	Year ended December 31,
	2006	2005
Shares sold	5,818,365	7,946,828
Shares issued in reinvestment of distributions	3,617,815	640,504
	9,436,180	8,587,332
Shares redeemed	(17,594,893)	(43,530,804)
Net decrease	(8,158,713)	(34,943,472)

Proceeds from shares sold	$512,653,530	$697,574,659
Proceeds from shares issued in reinvestment of distributions	320,885,798	56,960,033
	833,539,328	754,534,692
Cost of shares redeemed	(1,549,576,600)	(3,821,034,284)
Net decrease	$(716,037,272)	$(3,066,499,592)

NOTE 5 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, the Fund’s custodian fee is reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $14,621 during the year ended December 31, 2006.

Notes to Financial Statements – (Continued)

December 31, 2006

NOTE 6 - MATTERS SUBMITTED TO A VOTE OF SHAREHOLDERS (unaudited)

A special meeting of shareholders was held on April 21, 2006. The number of votes necessary to conduct the meeting and approve proposals #1 and #2 was obtained. The number of votes necessary to approve Proposal #3 was not obtained. The results of the votes of shareholders are listed below by proposal.

	For	Against
Proposal 1
Election of Directors

Norman B. Williamson	24,598,378	626,081
F. Otis Booth, Jr.	24,613,743	610,716
Lawrence P. McNamee	24,613,241	611,218
Larry Harris	24,617,917	606,542
Steven Kearsley	24,616,060	608,399

	For	Against	Abstained
Proposal 2
To approve the investment advisory and sub-advisory contract between Clipper Fund, Inc. and Davis Selected Advisers, L.P. and Davis Selected Advisers-NY, Inc.,

	17,023,875	396,002	460,849

Proposal 3

To approve the proposed Agreement and Plan of Reorganization and Termination of Clipper Fund, Inc. (rejected). To be approved, greater than 50% of the outstanding shares (42,568,456) must vote in favor.

	16,857,385	492,862	530,472

Financial Highlights

Financial Highlights for a share of capital stock outstanding throughout each period:

	Year ended December 31,
	2006[4]	2005	2004	2003	2002

Net Asset Value, Beginning of Period	$88.18	$89.68	$87.97	$75.73	$83.53

Income (Loss) From Investment
Operations:
Net Investment Income	1.07	1.31	0.58	0.72	1.05
Net Realized and Unrealized Gains (Losses)	11.84	(1.52)	4.51	13.87	(5.65)
Total From Investment Operations	12.91	(0.21)	5.09	14.59	(4.60)

Dividends and Distributions:
Dividends from Net Investment Income	(1.10)	(1.29)	(0.57)	(0.73)	(1.05)
Distributions from Realized Gains	(8.01)	–	(2.81)	(1.62)	(2.15)
Total Dividends and Distributions	(9.11)	(1.29)	(3.38)	(2.35)	(3.20)

Net Asset Value, End of Period	$91.98	$88.18	$89.68	$87.97	$75.73

Total Return[1]	15.27%	(0.24)%	5.87%	19.35%	(5.50)%

Ratios/Supplemental Data:
Net Assets, End of Period (000,000 omitted)	$3,428	$4,006	$7,208	$6,963	$5,002
Ratio of Expenses to Average Net Assets:
Gross of expense reduction	0.70%	1.12%	1.12%	1.13%	1.12%
Net of expense reduction[3]	0.62%	1.11%	1.12%	1.12%	1.07%
Ratio of Net Investment Income
to Average Net Assets	1.11%	0.97%	0.65%	0.98%	1.60%
Portfolio Turnover Rate[2]	63%	13%	16%	25%	48%

1    Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

2    The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

3    Reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements or waivers from the Adviser.

4    Effective January 1, 2006, the Davis Selected Advisers, L.P., assumed management of the Fund. A different investment adviser managed the Fund from inception through December 31, 2005.

See Notes to Financial Statements

Report of Independent Registered

Public Accounting Firm

To the Shareholders and Board of Directors

of Clipper Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Clipper Fund, including the schedule of investments, as of December 31, 2006, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2005, and the financial highlights for each of the years in the four-year period ended December 31, 2005 were audited by other auditors, whose report dated February 22, 2006, expressed an unqualified opinion of this information.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clipper Fund as of December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

February 2, 2007

Federal Income Tax Information (Unaudited)

The following will assist you in determining the tax status of the information contained in your Form 1099-DIV, which has been mailed to you directly. We suggest that you consult a professional tax advisor to determine how this information may apply to your specific tax situation. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

Distributions

Ex-Dividend date was April 24, 2006. The per share amount was as follows:

Amount
Long-Term Capital Gains	$4.50

Ex-Dividend date was December 28, 2006. The per share amounts were as follows:

Amount
Ordinary Income	$1.095
Long-Term Capital Gains	3.510
Total	$4.605

Income Dividends

Effective January 1, 2003, certain dividends received by the Fund during 2006 qualify for a reduced tax rate. The amount of qualified dividends paid to you during 2006 is reported in Box (1b) Form 1099-DIV. The percentage rate used to calculate the amount is as follows:

•	Qualified Dividend	100%	Box (1b) Form 1099-DIV

Corporate Dividends

•	Corporate Dividends Received Deduction	100%

Federal Obligations

•	Federal obligation interest
for states permitting pass-through	2.8%

Non U.S. Resident Shareholders

•	Interest related dividend	12%

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-432-2504, (ii) on the Fund’s website at www.clipperfund.com, and (iii) on the SEC’s website at www.sec.gov.

Form N–Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge upon request by calling 1-800-432-2504 or on the Fund’s website at www.clipperfund.com, or on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Directors

For the purpose of their service as directors to the Clipper Fund, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. All directors qualify as independent under the Investment Company Act of 1940.

Name (birthdate)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen in Fund Complex	Other Directorships Held

Independent Directors

F. Otis Booth, Jr. (09/28/1923)	Director	Indefinite and since 1984	Private investor	2	Clipper Funds Trust

Lawrence E. Harris (09/16/1956)	Director	Indefinite and since April 2006	Professor of Finance & Business Economics, Marshall School of Business, University of Southern California, Los Angeles, CA	2	Clipper Funds Trust

Steven N. Kearsley (09/29/1941)	Director	Indefinite and since April 2006	Private Investor, Real Estate Development	2	Clipper Funds Trust

Lawrence P. McNamee (09/12/1934)	Director	Indefinite and since 1984	Retired educator	2	Clipper Funds Trust

Norman B. Williamson (05/18/1932)	Director/ Chairman	Indefinite and since 1984	Private investor	2	Clipper Funds Trust

Directors	Officers
F. Otis Booth, Jr.	Norman B. Williamson
Lawrence E. Harris	Chairman
Steven N. Kearsley	Christopher C. Davis
Lawrence P. McNamee	President
Norman B. Williamson	Kenneth C. Eich
Executive Vice President & Principal Executive Officer
Sharra L. Haynes
Vice President & Chief Compliance Officer
Douglas A. Haines
Vice President & Principal Accounting Officer
Thomas D. Tays
Vice President & Secretary

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 432-2504

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

Transfer Agent
Boston Financial Data Services, Inc.
P.O. Box 55468
Boston, Massachusetts 02205-5468

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Paul, Hastings, Janofsky & Walker, LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Clipper Fund including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available upon request, free of charge, by contacting the Fund at 800-432-2504 or on the Fund’s website at www.clipperfund.com.

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Fund's Board of Directors has determined that independent trustee Steven N. Kearsley qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Information provided in response to Item 4 includes amounts billed during 2005 for services rendered by PricewaterhouseCoopers LLP (“PwC”) and amounts billed during 2006 for services rendered by KPMG LLP (“KPMG”). The Fund’s principal accountant was changed to KPMG beginning in 2006.

(a) Audit Fees: The aggregate fees billed for professional services rendered by PwC for the audit of the Fund’s annual financial statements and for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2005 were $42,200. The aggregate fees billed for professional services rendered by KPMG for the audit of the Fund’s annual financial statements and for services that are normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2006 were $50,640.

(b) Audit-Related Fees: The Fund was not billed any fees by PwC and KPMG for the fiscal years ended December 31, 2005 and December 31, 2006, respectively, for assurance and related services that were reasonably related to the performance of the audit of the Fund’s financial statements.

(c) Tax Fees: The fees billed by PwC for the fiscal year ended December 31, 2005 for professional services rendered for tax compliance, tax advice and tax planning were $5,500. The fees billed by KPMG for the fiscal year ended December 31, 2006 for professional services rendered for tax compliance, tax advice and tax planning were $7,080.

(d) All Other Fees: The Fund was not billed for any other products or services provided by PwC and KPMG for the fiscal years ended December 31, 2005 and December 31, 2006, respectively, other than the services reported in paragraphs (a) through (c) above.

(e) The Fund's Audit Committee Charter requires pre-approval by the Audit Committee of all audit and permissible non-audit services to be provided to the Fund by KPMG, including fees.

(f) No disclosures are required for this Item 4(f).

(g) For the 2005 fiscal year, Pacific Financial Research, Inc. ("PFR"), the Fund's investment adviser until December 31, 2005, paid PwC $3,600 for AIMR-PPS® performance verification. In addition, for the 2005 fiscal year, $2,700 was paid to PwC for the Advisor Registration Statement.

(h) The Audit Committee of the Fund's Board of Directors considered these non-audit services provided to PFR and determined that they were compatible with maintaining PwC's independence when providing services to the Fund.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable. The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLIPPER FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 2, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: March 2, 2007

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: March 2, 2007